UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2014

VWR FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-124100	56-2445503
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Matsonford Road P.O. Box 6660 Radnor, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 386-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure

On February 26, 2014, VWR Funding, Inc. issued a press release announcing that members of its senior management will have a conference call on Tuesday, March 4, 2014, at 9:00 AM (Eastern Time) to discuss the Company’s financial results for the quarter and year ended December 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press release, dated February 26, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VWR FUNDING, INC.

By:	/s/ Douglas J. Pitts
	Name:	Douglas J. Pitts
	Title:	Vice President and Corporate Controller (Chief Accounting Officer and Duly Authorized Officer)
	Date:	February 26, 2014

EXHIBIT INDEX

Exhibit Number	Description of Documents	Method of Filing

99.1	Press Release, dated February 26, 2014	Filed herewith.